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                                                                Exhibit 23.2



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1996 included in Newmont Gold Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP


Denver, Colorado
August 22, 1996